UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4134 Business Park Drive Amarillo, Texas	79110-4225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (806) 376-1741

AMARILLO BIOSCIENCES, INC.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01
Completion of Acquisition or Disposition of Assets.

Reference is made to that certain Securities Purchase Agreement, dated as of December 24, 2020 (the “Agreement”), by and among Ainos, Inc., f/k/a Amarillo Biosciences, Inc., a Texas corporation (the “Company”), Ainos, Inc., a Cayman Islands corporation (“Purchaser”) and those certain principal shareholders of the Company including (i) Stephen T. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, (ii) Virginia M. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and (iii) Hung Lan Lee.

The Board of Directors of the Company approved the Agreement and the transactions contemplated by the Agreement (the “Transactions”) unanimously on December 18, 2020 and recommended the shareholders of the Company to approve such corporate action items including (1) approving the Agreement and Transactions including the issuance of the Shares (as defined below) to the Purchaser; (2) adopting an amended Restated Certificate of Formation, a copy of which was attached to the definitive information statement filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2021 (the “Information Statement”) as Appendix B (the “Amended Restated Certificate”), to, among other matters, (i) increase the authorized number of common stock of the Company from 100,000,000 shares to 300,000,000 shares and (ii) change the Company’s name to “Ainos, Inc.”; and (3) electing seven directors designated by the Purchaser under the Agreement (collectively, the “Corporate Action Items”). A majority of the shareholders who held approximately 71.02% of the voting power of the Company as of the record date approved the Corporate Action Items. The Company completed mailing the Information Statements to all its shareholders as of the record date on March 26, 2021.

Pursuant to the terms and conditions set forth in the Agreement, on April 15, 2021, the Company acquired those certain patent assets set forth on Annex A of the Patent Assignment attached to the Agreement as Exhibit E (the “Patent Assets”) by issuing 100,000,000 shares of common stock (the “Shares”) valued at $0.20 per share to Purchaser. The Patent Assets encompass technologies relating to development and manufacturing of point-of-care testing rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection. In connection with the closing (“Closing”) of the Transactions, the Purchaser executed and delivered the Patent Assignment to the Company.

Immediately after the Closing and the issuance of the Shares, the Shares owned by the Purchaser represented approximately 70.39% of the issued and outstanding shares of common stock of the Company.

The descriptions of the Agreement and the Transactions contained in this Item 2.01 are summaries and are subject to and qualified in their entirety by reference to the Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2020, and is incorporated by reference herein.

Item 3.02
Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Shares issued pursuant to the Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03
Material Modification to Rights of Security Holders.

Following the Closing, on April 15, 2021, the Company filed the Amended Restated Certificate with the Secretary of State of Texas. The material terms of the Amended Restated Certificate and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Information Statement entitled “The Certificate Amendment” beginning on page 14 and 28 of the Information Statement, which information is incorporated herein by reference. A copy of the Amended Restated Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01
Changes in Control of Registrant.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Closing, as a result of the issuance of the Shares to Purchaser and the consummation of the other Transactions, a change in control of the Company occurred.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Information with respect to the Company’s directors immediately after the Closing, including biographical information regarding these individuals, is set forth in the Information Statement in the section entitled “Election of Purchaser Designated Directors” beginning on page 16 of 28 of the Information Statement, which information is incorporated herein by reference.

In connection with the Closing, each of the Company’s directors prior to the Closing resigned from their respective position as a director of the Company, in each case effective as of April 15, 2021.

In connection with the consummation of the Transactions, Mr. Chun-Hsien Tsai was appointed to serve as the Company’s Chairman of Board, President, Chief Executive Officer and Chief Financial Officer and Mr. Chia –His Chen was appointed to serve as the Company’s Chief Operating Officer effective as of April 15, 2021.

In connection with the Closing, Dr. Stephen T. Chen, the Company’s Chairman of Board, President, Chief Executive Officer and Chief Financial Officer prior to the Closing and Mr. Bernard Cohen, the Company’s Vice President prior to the Closing, resigned from their respective positions as executive officers of the Company, in each case effective as of April 15, 2021. In connection with the termination of Mr. Cohen’s employment agreement with the Company effective as of April 5, 2021, Mr. Cohen entered into an amendment effective April 15, 2021 to his Settlement Agreement and Mutual General Release dated December 24, 2020, which amendment provided that the employee shall release all claims against the Company arising from his prior employment with the Company. The Company also expects to enter into an amendment to Dr. Chen’s Settlement Agreement and Mutual General Release dated December 24, 2020 providing that Dr. Chen shall release all claims against the Company arising from his prior employment with the Company.

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01
Regulation FD Disclosure

On April 21, 2021, the Company issued a press release relating to the consummation of the Transactions and its name change to “Ainos, Inc.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Securities Purchase Agreement dated as of December 24, 2020 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2020).
3.1	Restated Certificate of Formation.
10.1	Patent Assignment, dated April 15, 2021, by Ainos, Inc.
99.1	Press Release.

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish a supplemental copy any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: April 21, 2021	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer and Chief Financial Officer